SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 9:	SUBSEQUENT EVENTS

On August 19, 2013, the Company signed a definitive agreement to sell its Spacenet Inc. subsidiary to SageNet of Tulsa, LLC for total consideration of approximately $ 16,000, subjects to certain post-closing adjustments and expenses. The transaction is subject to regulatory approval and the satisfaction of customary closing conditions and is expected to be completed in the fourth quarter of 2013. In fiscal 2012, Spacenet's business (which currently operates as part of Gilat's Services Division) generated revenue of approximately $ 77,000 and incurred an operating loss approximately $ 2,000.  The transaction is expected to result in a loss of approximately $1,000 to $3,000 including banker's fees, legal fees and other transaction related expenses.